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                                                                   EXHIBIT 10.37

                    THIRD AMENDMENT TO AMENDED AND
             RESTATED LOAN AGREEMENT, CONSENT AND WAIVER


               THIS THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT, CONSENT AND WAIVER (this "Third Amendment") is dated as of August 26, 1994, among (i) FOXMEYER CORPORATION, a Delaware corporation ("Borrower"), (ii) FOXMEYER DRUG COMPANY, a Kansas corporation, MERCHANDISE COORDINATOR SERVICES CORPORATION, a Delaware corporation, and HARRIS WHOLESALE COMPANY, a Delaware corporation (the "Operating Subsidiaries"), (iii) the LENDERS and ISSUER referred to therein, and (iv) CITICORP USA, INC., a Delaware corpora-tion, as Administrative Agent ("Administrative Agent"), and NATIONSBANK OF TEXAS, N.A., a bank organized under the laws of the United States, and BANQUE PARIBAS, a bank organized under the laws of the Republic of France, as Co-Agents ("Co-Agents").

                        W I T N E S S E T H :

               WHEREAS, Borrower, Operating Subsidiaries, Lenders and Issuer, and Administrative Agent and Co-Agents entered into an Amended and Restated Loan Agreement dated as of April 29, 1993, as amended as of October 18, 1993 and June 20, 1994 (the "Loan Agreement");


               WHEREAS, Borrower has requested (i) a consent of the Lenders to the merger (the "Merger") of Borrower with and into FoxMeyer Acquisition Corp., a Delaware corporation (the "Successor"), a newly formed, wholly owned subsidiary of National Intergroup, Inc. ("NII"), pursuant to an Agree-ment and Plan of Merger, dated as of June 30, 1994 (the "Merger Agreement"), among NII, the Successor and Borrower and (ii) the waiver by the Lenders of certain provisions of the Loan Agreement required to effect the Merger;

               WHEREAS, Borrower has also requested that the ability of Borrower to make certain equity acquisitions and investments be increased through an amendment to the Loan
     Agreement;

               WHEREAS, the Lenders, Issuer, and Administrative
     Agent and Co-Agents have agreed to provide such consent and waiver and make such amendment, all upon the terms and conditions set forth below;

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               NOW, THEREFORE, for valuable consideration hereby
     acknowledged, the parties hereto hereby agree as follows:


               Section 1.  Definitions.  Unless otherwise defined
     herein, terms are used herein as defined in the Loan
     Agreement.

               Section 2. Consents and Waiver. On the basis of the information concerning the Merger set forth in the preliminary Prospectus/Proxy Statement of NII and Borrower filed with the Securities and Exchange Commission on July 15, 1994 (the "Proxy Statement"), and subject to the satisfaction of the conditions provided in Section 5(a) hereof, Agent, the Co-Agents, the Lenders and Issuer hereby
     (a) consent to the Merger and agree, in this specific instance, to waive the provisions of Sections 5.13, 6.1(b), 6.2(m), 6.2(q) and 6.2(y) of the Loan Agreement to the extent, and only to the extent, that such sections prohibit the Merger and (b) consent, pursuant to Section 9.6(a) of the Loan Agreement, to the assignment of the Loan Agreement and the other Loan Papers from Borrower to the Successor resulting by operation of law from the Merger. The fore-going consents and waiver shall not, and are not intended to, relieve the Successor of its obligations under Section 6.2(y) of the Loan Agreement as successor to Borrower, including without limitation its obligations to maintain the separate existence of it and its Subsidiaries and the separate conduct of the affairs of it and its Subsidiaries, from and after the Merger. Borrower acknowledges that the consents and waiver granted in this Section 2 extend only to the requirements of the Loan Agreement set forth in this

     Section 2 and shall not be deemed to extend to any other or additional state of facts or circumstances or any other covenant, obligation, representation or warranty of any party under the Loan Agreement or the other Loan Papers.

               Section 3.  References.  From and after the
     effective date of the Merger and the effectiveness of the consent, waiver and amendment provided in Section 2 of this Third Amendment, all references to Borrower in the Loan Agreement and the other Loan Papers shall be deemed to be references to the Successor, and the Successor shall succeed to, and be substituted for, and may exercise every right of, Borrower under the Loan Agreement and the other Loan Papers for all purposes of the Loan Agreement and the other Loan Papers.

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               Section 4.  Amendment of Section 6.2.  Subject to
     the satisfaction of the conditions provided in Section 5(b) hereof:

               (a) Section 6.2(k) of the Loan Agreement is here-by amended by deleting the amount "$20,000,000" and inserting in place thereof the amount "$25,000,000";

               and


               (b)  Section 6.2(l) of the Loan Agreement is
               hereby amended by deleting the amount "$9,000,000" and inserting in place thereof the amount "$25,000,000."

               Section 5.  Effectiveness of Consent, Waiver and
     Amendment.

               (a)  The consents, waiver and the amendment
               effected by Sections 2 and 3 of this Third Amendment shall be effective upon satisfaction of the following, in a manner acceptable to Administrative Agent:

                    (i)  All of the Lenders, Issuer, Administra-
                    tive Agent and Co-Agents shall have executed and delivered this Third Amendment.

                   (ii)  All of the Guarantors shall have exe-
                    cuted and delivered the Consent and Agreement attached to this Third Amendment.

                  (iii)  The Successor shall have executed and
                    delivered an instrument of assumption and agree-ment, assuming all of the obligations of Borrower under, and agreeing to be bound by and perform all of the provisions applicable to Borrower of, the Loan Agreement and the other Loan Papers as the successor to Borrower pursuant to the Merger, together with endorsements of the Notes, all in form and substance satisfactory to Administrative Agent;

                   (iv)  The Successor shall have delivered to
                    Administrative Agent the instruments and other documents concerning the Successor as was required of Borrower pursuant to Sections 4.1(c), (d) and
                    (f) of the Loan Agreement.

                    (v)  Administrative Agent shall have received
                    (A) a favorable legal opinion of Weil, Gotshal &

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                    Manges, counsel to the Successor, substantially to
                    the effect (1) provided in Exhibit J to the Loan Agreement, (2) that the Merger has become effec-tive in accordance with Delaware law and (3) as to such other matters as Administrative Agent may request, and (B) a favorable legal opinion of Gibson, Dunn & Crutcher, counsel to the Agent, all in form and substance satisfactory to Administra-tive Agent.


                   (vi)  (A) the Merger shall have become effec-
                    tive on or before December 31, 1994, in accordance with the Merger Agreement and the Proxy Statement (without the substitution of any other Subsidiary of NII for the Successor or any waiver of or other departure from the material terms or conditions thereof, except to reflect the elimination of con-sents referenced therein that are not required), in compliance with all applicable laws and regula-tions and with all required approvals and consents having been obtained (without any material condi-tions or the imposition of or agreement to any material obligations), (B) Administrative Agent shall have received complete copies of the Merger Agreement (including the schedules thereto) and the Proxy Statement (including the final form thereof and any supplements thereto) and (C) Administrative Agent shall have received a certificate from the Chief Financial Officer of Borrower certifying the fulfillment of the conditions of this clause (vi).

                  (vii)  The representations and warranties
                    provided in Article V of the Loan Agreement shall be true and correct with respect to the Successor on the effective date of the Merger (immediately after giving effect to the Merger and the waiver of Section 5.13 of the Loan Agreement to the extent contemplated by Section 2 hereof) as if made on such date (except to the extent that such representations and warranties are expressly by their terms made only as of another specific date), and no Potential Default or Event of Default shall have occurred or be continuing on the effective date of the Merger (before and after giving effect to the Merger).

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                 (viii)  Administrative Agent shall have received
                    such other documents, instruments, and certifi-cates as it shall deem necessary or appropriate in connection with this Third Amendment and the tran-sactions contemplated hereby.

               (b) The amendments effected by Section 4 of this Third Amendment shall be effective upon satisfaction of the following, in a manner acceptable to Administrative
               Agent:

                    (i)  The Required Lenders, Issuer, Adminis-
                    trative Agent and Co-Agents shall have executed

                    and delivered this Third Amendment.
                   (ii)  All of the Guarantors shall have exe-
                    cuted and delivered the Consent and Agreement attached to this Third Amendment.

               Section 6.  Representations and Warranties.
     Borrower represents and warrants that the Proxy Statement does not contain any misstatement of a material fact or omit the statement of a material fact necessary to make the statements contained therein not misleading. Borrower also represents and warrants, and each Operating Subsidiary as to matters relating to such Operating Subsidiary represents and warrants, that this Third Amendment has been duly autho-rized, executed and delivered by Borrower and the Operating Subsidiaries and constitutes the legal, valid, and binding obligations of Borrower and the Operating Subsidiaries, enforceable in accordance with its terms (subject as to enforcement of remedies to any applicable bankruptcy, reor-ganization, moratorium, or similar laws or principles of equity affecting the enforcement of creditors' rights generally). Borrower further represents and warrants that
     (a) there exists no Potential Default or Event of Default on the date hereof, (b) the representations and warranties set forth in Article V of the Loan Agreement are true and correct on the date hereof (except to the extent that such representations or warranties are expressly by their terms made only as of another specific date), and (c) Borrower and the Operating Subsidiaries have complied with all agreements and conditions to be complied with by it under the Loan Agreement and other Loan Papers by the date hereof.

               Section 7.  Entire Agreement; Ratification.  This
     Third Amendment embodies the entire agreement of the parties and supersedes any prior agreements or understandings with

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     respect to the subject matter hereof.  Except as modified or supplemented hereby, the Loan Agreement and all other Loan
     Papers shall continue in full force and effect.

               SECTION 8.  GOVERNING LAW.  THIS THIRD AMENDMENT
     SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE
     LAWS OF THE STATE OF TEXAS AND APPLICABLE U.S. FEDERAL LAWS.

               Section 9. Counterparts. This Third Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof hereof, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

               Section 10.  NO ORAL AGREEMENTS.  THIS THIRD

     AMENDMENT, TOGETHER WITH THE LOAN AGREEMENT AND THE OTHER LOAN PAPERS, CONSTITUTES A "LOAN AGREEMENT" FOR THE PURPOSES OF SECTION 26.02(A) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN (A) BORROWER OR ANY OPERATING SUBSIDIARY AND (B) ADMINISTRATIVE AGENT, ANY CO-AGENT, ANY LENDER OR ISSUER.

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          IN WITNESS WHEREOF, this Third Amendment to
     Amended and Restated Loan Agreement, Consent and Waiver is executed as of the date first set forth above.

                              FOXMEYER CORPORATION


                              By: ____________________________
                                  Title:  Vice President &
                                             Treasurer



                              FOXMEYER DRUG COMPANY


                              By: ____________________________
                                  Title:  Vice President &
                                             Treasurer


                              MERCHANDISE COORDINATOR SERVICES
                              CORPORATION


                              By: ____________________________
                                  Title:  Vice President &
                                             Treasurer


                              HARRIS WHOLESALE COMPANY


                              By: ____________________________
                                  Title:  Vice President &
                                             Treasurer


                              CITICORP USA, INC., individually
                              and as Administrative Agent


                              By: ____________________________
                                  Title:

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                              NATIONSBANK OF TEXAS, N.A.,
                              individually and as Co-Agent


                              By: ____________________________

                                  Title:




                              By: ____________________________
                                  Title:


                              BANQUE PARIBAS, individually and as
                              Co-Agent



                              By: ____________________________
                                  Title:


                              By: ____________________________
                                  Title:


                              CITIBANK, N.A., as Issuer (and not
                              a Lender)


                              By: ____________________________
                                  Title:


                              FIRST BANK NATIONAL ASSOCIATION


                              By: ____________________________
                                  Title:


                              THE BOATMEN'S NATIONAL BANK OF
                              ST. LOUIS


                              By: ____________________________
                                  Title:

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                              CONTINENTAL BANK N.A.


                              By: ____________________________
                                  Title:



                              FIRST INTERSTATE BANK OF TEXAS,
                              N.A.


                              By: ____________________________
                                  Title:


                              CREDIT SUISSE



                              By: ____________________________
                                  Title:


                              By: ____________________________
                                  Title:


                              PNC BANK, N.A.


                              By: ____________________________
                                  Title:

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                        CONSENT AND AGREEMENT

              The undersigned, being all of the Guarantors (as defined in the Loan Agreement), hereby consent and agree to the foregoing Third Amendment and hereby confirm their respective obligations under their respective Guaranty Agreements (as defined in the Loan Agreement), which shall remain in full force and effect.

                              FOXMEYER DRUG COMPANY, a Kansas
                                corporation
                              DRXCARE, INC.
                              HEALTH CARE PHARMACY PROVIDERS,
                              INC.
                              HEALTH MART, INC.
                              FOXMEYER DRUG COMPANY, a Delaware
                                corporation
                              IV PARTNERS, INC.
                              FOXMEYER REALTY COMPANY
                              FOXMEYER SOFTWARE, INC.
                              HEALTHCARE TRANSPORTATION SYSTEM,
                                INC.
                              MERCHANDISE COORDINATOR SERVICES
                                CORPORATION
                              CAROL STREAM HOLDINGS, INC.
                              HARRIS WHOLESALE COMPANY


                              By
                                --------------------------------------------
                                Title:  Vice President & Treasurer


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